                                                                    EXHIBIT 99.1

                          CONSENT OF NOMINEE DIRECTOR

                                             June 7, 1999

TD Waterhouse Group, Inc.
100 Wall Street
New York, NY 10005


Ladies and Gentlemen:

     I hereby consent to the reference to me and of my becoming a Director of TD Waterhouse Group, Inc. in the Registration Statement on Form S-1 of
TD Waterhouse Group, Inc. (file no. 333-77521) filed on June 7, 1999 with the Securities and Exchange Commission.


                                             Sincerely yours,



                                             /s/: John M. Thompson
                                             -------------------------
                                             John M. Thompson